Filed Pursuant to Rule 497(e)
Securities Act File No. 333‑238109
GABELLI ETFs TRUST
Gabelli Love Our Planet & People ETF (the “Fund”)
Supplement dated June 15, 2023 to the Fund’s
Summary Prospectus and Prospectus, each dated April 28, 2023
Effective immediately, on page 35 of the Prospectus, under the heading “Principal Investment Strategies,” the second paragraph is amended to read as follows:
“Sustainability Criteria. The Fund combines a differentiated, value oriented investment philosophy with consideration of certain factors used to deliver returns in a manner that promotes environmental sustainability. In determining the sustainability factors of a particular company, the investment team looks for companies that, among other actions, have initiated programs to reduce the carbon footprint and/or waste profile of their products, services or operations or that produce goods or services that promote attributes such as energy and water conservation, recycling, the reduction of greenhouse gases and harmful chemicals and sustainable agriculture and clean-label food. The Fund relies primarily on proprietary research conducted by the Adviser to reach a judgement on the sustainability of each investment candidate but may also employ third-party data services. Pursuant to the guidelines, the Fund will not invest in publicly traded fossil fuel (coal, oil, and gas) companies, or in companies that derive more than 10% of their revenues from the following areas: tobacco, cannabis, alcohol, gambling, and defense/weapons production.”
Effective immediately, on page 67 of the Prospectus, under the heading “INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND RELATED RISKS – Gabelli Love Our Planet & People ETF,” the first paragraph is amended to read as follows:
“Sustainability Criteria. The Fund combines a differentiated, value oriented investment philosophy with consideration of certain factors used to deliver returns in a manner that promotes environmental sustainability. In determining the sustainability factors of a particular company, the investment team looks for companies that, among other actions, have initiated programs to reduce the carbon footprint and/or waste profile of their products, services or operations or that produce goods or services that promote attributes such as energy and water conservation, recycling, the reduction of greenhouse gases and harmful chemicals and sustainable agriculture and clean-label food. The Fund relies primarily on proprietary research conducted by the Adviser to reach a judgement on the sustainability of each investment candidate but may also employ third-party data services. Pursuant to the guidelines, the Fund will not invest in publicly traded fossil fuel (coal, oil, and gas) companies, or in companies that derive more than 10% of their revenues from the following areas: tobacco, cannabis, alcohol, gambling, and defense/weapons production.”
Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Summary Prospectus or Prospectus.
Please retain this Supplement for reference.